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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 5, 2003

                                   Belk, Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                                   000-26207
                                   ---------
                            (Commission File Number)

                                   56-2058574
                                   ----------
                      (IRS Employer Identification Number)

          2801 West Tyvola Road, Charlotte, North Carolina 28217-4500
          -----------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (704) 357-1000

                                 Not applicable
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

         99.1              Press Release dated September 5, 2003.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On September 5, 2003, Belk, Inc. issued a press release containing information about the Company's operating results for the second quarter and six-months ended August 2, 2003. A copy of the press release is attached hereto as Exhibit 99.1.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  September 8, 2003.


                                           Belk, Inc.


                                           By: /s/  Ralph A. Pitts
                                              ---------------------------------
                                              Ralph A. Pitts
                                              Executive Vice President,
                                              General Counsel and Secretary


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                                 EXHIBIT INDEX


Exhibit Number and Description


99.1       Press Release dated September 5, 2003.